UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2011 (August 18, 2011)

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On August 18, 2011, Eagle Rock Field Services, L.P. (“ERFS”), a wholly-owned subsidiary of Eagle Rock Energy Partners, L.P. (together with ERFS referred to herein as “Eagle Rock”), entered into an amendment (the “Amendment”) to that certain Natural Gas Liquids Exchange Agreement (the “Base Agreement”) with ONEOK Hydrocarbon, L.P. (“ONEOK”) dated December 1, 2005.  Pursuant to the Base Agreement, Eagle Rock delivers all of its natural gas liquids extracted at certain of its natural gas processing plants in the Texas Panhandle to ONEOK for transportation and fractionation services.  Pursuant to the Amendment, the parties agreed to, among other things, (i) decrease the maximum allowable volume of natural gas liquids from the West Plants and make a corresponding increase to the maximum allowable volume of natural gas liquids from the East Plants, and (ii) increase the volume of natural gas liquids to be delivered from one of the Dedicated Plants with an increase in the Base Exchange Differential (each as defined in the Base Agreement) applicable to such increased volume.

The foregoing descriptions of the terms of the Base Agreement and the Amendment are not complete and are qualified in their entirety by reference to the Base Agreement, attached as Exhibit 10.5 to Amendment No. 7 to the registrant’s Registration Statement on Form S-1 that was filed with the Securities and Exchange Commission on October 13, 2006, and the Amendment, a redacted copy of which is attached hereto as Exhibit 10.1.  The registrant has requested confidential treatment for portions of the Amendment.  The Base Agreement and the Amendment as filed with the Securities and Exchange Commission are incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1*	Amendment to Natural Gas Liquids Exchange Agreement by and between ONEOK Hydrocarbon, L.P. and Eagle Rock Field Services, L.P. (successor to ONEOK Texas Field Services, L.P.) dated August 18, 2011.

* Confidential treatment has been requested with respect to portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and these confidential portions have been redacted from the filing made herewith. A complete copy of this exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: August 23, 2011	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1*	Amendment to Natural Gas Liquids Exchange Agreement by and between ONEOK Hydrocarbon, L.P. and Eagle Rock Field Services, L.P. (successor to ONEOK Texas Field Services, L.P.) dated August 18, 2011.

* Confidential treatment has been requested with respect to portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and these confidential portions have been redacted from the filing made herewith. A complete copy of this exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.